AMG Funds
Prospectus
July 1, 2013 (As revised April 28, 2014)

AMG Systematic Large Cap Value Fund
(formerly Systematic Value Fund)
Investor Class: MSYAX (formerly Class A)      Institutional Class: MSYSX
AMG Systematic Mid Cap Value Fund
(formerly Systematic Mid Cap Value Fund)
Investor Class: SYAMX (formerly Class A)      Service Class: SYCSX      Institutional Class: SYIMX

www.amgfunds.com

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
P029-0414

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3-8	Summary of The Funds AMG Systematic Large Cap Value Fund AMG Systematic Mid Cap Value Fund

9-14	Additional Information About the Funds
AMG Systematic Large Cap Value Fund
AMG Systematic Mid Cap Value Fund
Summary of the Funds’ Principal Risks
 Other Important Information About the Funds and their Investment Strategies and Risks
Fund Management

15-22	Shareholder Guide
Your Account
Choosing a Share Class
Investing Through an Intermediary
Distribution and Service (12b-1) Fees
Transaction Policies
How to Buy or Sell Shares
Investor Services
Certain Federal Income Tax Information

23-27	Financial Highlights AMG Systematic Large Cap Value Fund AMG Systematic Mid Cap Value Fund

29	How To Contact Us

AMG Funds	1

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Summary of The Funds

AMG Systematic Large Cap Value Fund
(formerly Systematic Value Fund)
Investment Objective
The AMG Systematic Large Cap Value Fund’s (the “Fund” or “AMG Systematic Large Cap Value Fund”) investment objective is to achieve long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Institutional Class
Management Fee	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses[1,2]	0.18%	0.18%
Total Annual Fund Operating Expenses[2]	1.13%	0.88%
Fee Waiver and Expense Reimbursements[2,3]	(0.07)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2,3]	1.06%	0.81%
[1]	Other Expenses do not include extraordinary expenses as determined under generally accepted accounting principles. If the extraordinary expenses had been included, Other Expenses for Investor Class and Institutional Class would have been 0.19% and 0.19%, respectively.
[2]	Expense information in the table has been restated to reflect current fees.
[3]	AMG Funds LLC (the “Investment Manager”) and Systematic Financial Management L.P. (“Systematic”) have contractually agreed, through at least July 1, 2014, to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 0.81% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s contractual expense limitation. The contractual expense limitation can only be terminated upon termination of the Fund’s investment advisory agreement with the Investment Manager or by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through July 1, 2014. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$108	$352	$616	$1,368
Institutional Class	$ 83	$274	$481	$1,078
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 101% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large-capitalization companies. The Fund generally considers a security to be a large-capitalization security if, at the time of purchase, its market capitalization is within the range of capitalizations of companies in the Russell 1000® Index (the “Index”). As of May 31, 2013, the date of the most recent reconstitution of the Index, the range of market capitalizations for the Index was $1.82 billion to $422 billion. This range may fluctuate as market conditions change and during periods of increased market volatility. In pursuing its investment strategy, the Fund will generally invest in stock of companies, including REITs, ADRs, and foreign securities trading on U.S. markets. The Fund may retain a security if, after purchase of the security, the issuer’s capitalization falls out of the range.
Systematic serves as Subadvisor to the Fund and applies a strategic combination of qualitative and quantitative research seeking to identify high-quality, attractively valued large capitalization companies exhibiting a confirmed catalyst for stock price appreciation when deciding which stocks to buy or sell. Typically, Systematic:
•	Invests in companies with a combination of attractive valuations and a positive earnings catalyst.
•	Invests in companies from all sectors of the market, based on Systematic’s quantitative and fundamental research and analysis of various characteristics.

AMG Funds	3

Summary of The Funds

•	Seeks companies with a confirmed catalyst for sustained fundamental improvement that they believe will lead to revised earnings estimates or earnings surprises in the future, in an attempt to provide investors with investment results that are above the returns of the Fund’s benchmark, the Index, over the long term.
•	Deploys a disciplined investment process encompassing:
—	Comprehensive fundamental research on each purchase candidate identified through a quantitative screen in an effort to gauge investor expectations and to identify those companies with confirmed fundamental improvement.
—	A detailed financial statement analysis performed on companies with confirmed fundamental improvement expectations to identify the source of improvement, its sustainability, and its likelihood of triggering upward revisions to earnings estimates in the future.
—	A valuation assessment of companies with high quality and sustainable earnings, the objective of which is to evaluate the attractiveness of each investment candidate on both an absolute and a relative basis.
—	When making the final investment decision Systematic seeks to invest in companies that trade at a discount to the Index and their peers in their economic sector or industry group, and at the lower end of their own historical valuation range.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund. The risks are described in alphabetical order and not in the order of importance or potential exposure.
Foreign Investment Risk—securities of or other investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.
Large-Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.
Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.
Real Estate Industry Risk—investments in the Fund may be subject to many of the same risks as a direct investment in real estate; in addition, equity REITs may be affected by changes in the value of their underlying properties.
Sector Risk—companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. To the extent the Index is exposed substantially to certain sectors of the market, such as the financial services sector, the Fund will also be subject to the risks of that sector or sectors. Unique risks of the financials sector include, but are not limited to, government regulation uncertainty, yield curve fluctuation, asset flow fluctuation, and capital market fluctuations.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.
The performance information for the Fund’s Investor Class shares (formerly Class A shares of the Fund, which were renamed Investor Class shares on December 1, 2012) for periods prior to December 1, 2012 does not reflect the impact of the front end and deferred sales charges (loads) that were in effect until December 1, 2012. To obtain updated performance information please visit www.amgfunds.com or call 800.835.3879.
Calendar Year Total Returns as of 12/31/12 (Instititutional Class)
Best Quarter: 19.15% (3rd Quarter 2009)
Worst Quarter: -22.74% (3rd Quarter 2011)
Average Annual Total Returns as of 12/31/12
AMG Systematic Large Cap Value Fund	1 Year	5 Years	10 Years	Since Inception
Investor Class Return Before Taxes				2/28/2006
	17.33%	(1.79)%	—	1.56%
Institutional Class Return Before Taxes				4/1/2002
	17.62%	(1.53)%	7.16%	4.91%
Institutional Class Return After Taxes on Distributions				4/1/2002
	17.33%	(1.73)%	5.92%	3.77%

4	AMG Funds

Summary of The Funds

Average Annual Total Returns as of 12/31/12 (continued)
AMG Systematic Large Cap Value Fund	1 Year	5 Years	10 Years	Since Inception
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares				4/1/2002
	11.84%	(1.33)%	5.70%	3.73%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)				2/28/2006
	17.51%	0.59%	—	2.73%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)				4/1/2002
	17.51%	0.59%	7.38%	4.82%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only, and after-tax returns for Investor Class shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadvisor
Systematic Financial Management, L.P.
Portfolio Managers
D. Kevin McCreesh
Managing Partner and Chief Investment Officer of Systematic; Lead Portfolio Manager of the Fund since 04/02.
Ron Mushock
Managing Partner of Systematic; Portfolio Manager of the Fund since 04/02.
Buying and Selling Fund Shares
Initial Investment Minimum
Investor Class
Regular Account: $2,000
Individual Retirement Account: $1,000
Institutional Class
Regular Account: $1,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Investor Class (all accounts): $100
Institutional Class (all accounts): $1,000
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadvisor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

AMG Funds	5

Summary of The Funds

AMG Systematic Mid Cap Value Fund
(formerly Systematic Mid Cap Value Fund)
Investment Objective
The AMG Systematic Mid Cap Value Fund’s (the “Fund” or “AMG Systematic Mid Cap Value Fund”) investment objective is to achieve long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Service Class	Institutional Class
Management Fee	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses[1,3]	0.10%	0.11% [2]	0.10%
Total Annual Fund Operating Expenses[3]	1.10%	0.86%	0.85%
Fee Waiver and Expense Reimbursements[3,4]	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[3,4]	1.10%	0.86%	0.85%
[1]	Other Expenses do not include extraordinary expenses as determined under generally accepted accounting principles. If the extraordinary expenses had been included, Other Expenses for Investor Class, Service Class and Institutional Class would have been 0.11%, 0.12% and 0.11%, respectively.
[2]	Because Service Class shares commenced operations on December 1, 2012, Other Expenses are based on estimates for the current fiscal year.
[3]	Expense information in the table has been restated to reflect current fees.
[4]	AMG Funds LLC (the “Investment Manager”) and Systematic Financial Management L.P. (“Systematic”) have contractually agreed, through at least July 1, 2014, to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 0.87% of the Fund's average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s contractual expense limitation. Under such arrangement, if the maximum amount of shareholder servicing fees and distribution and service (12b-1) fees were charged to the classes under the current applicable plans, the total annual fund operating expenses (excluding the other items noted in the parenthetical above) of the Investor Class, Service Class, and Institutional Class would be 1.12%, 0.97% and 0.87%, respectively, of the average daily net assets of such classes. The contractual expense limitation can only be terminated upon termination of the Fund’s investment advisory agreement with the Investment Manager or by mutual agreement between the Investment Manager and the Fund's Board of Trustees.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through July 1, 2014. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$112	$350	$606	$1,340
Service Class	$ 88	$274	$477	$1,061
Institutional Class	$ 87	$271	$471	$1,049
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 118% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in mid-capitalization companies. The term “mid-capitalization companies” refers to companies with capitalizations that, at the time of purchase of securities of such companies, are within the range of capitalizations of companies in the Russell Midcap® Index (the“Index”). As of May 31, 2013, the date of the most recent reconstitution of the Index, the range of market capitalizations for the Index was $1.35 billion to $17.4 billion. This range may fluctuate as market conditions change and during periods of increased market volatility. In pursuing its investment strategy, the Fund will generally invest in stock of companies, including REITs, ADRs, and foreign securities trading on U.S. markets. The Fund may retain a security if, after purchase of the security, the issuer’s capitalization falls out of range.

6	AMG Funds

Summary of The Funds

Systematic serves as Subadvisor to the Fund and applies strategic combination of qualitative and quantitative research seeking to identify high-quality, attractively valued mid-capitalization companies exhibiting a confirmed catalyst for stock price appreciation when deciding which stocks to buy or sell. Typically, Systematic:
•	Invests in companies with a combination of attractive valuations and a positive earnings catalyst.
•	Invests in companies from all sectors of the market, based on Systematic’s quantitative and fundamental research and analysis of various characteristics.
•	Seeks companies with a confirmed catalyst for sustained fundamental improvement that they believe will lead to revised earnings estimates or earnings surprises in the future, in an attempt thereby to provide investors with investment results that are above the returns of the Fund’s benchmark, the Index, over the long term.
•	Deploys a disciplined investment process encompassing:
—	Comprehensive fundamental research on each purchase candidate identified through a quantitative screen in an effort to gauge investor expectations and to identify those companies with confirmed fundamental improvement.
—	A detailed financial statement analysis performed on companies with confirmed fundamental improvement expectations to identify the source of improvement, its sustainability, and its likelihood of triggering upward revisions to earnings estimates in the future.
—	A valuation assessment of companies with high quality and sustainable earnings, the objective of which is to evaluate the attractiveness of each investment candidate on both an absolute and a relative basis.
—	When making the final investment decision Systematic seeks to invest in companies that trade at a discount to the Index and their peers in their economic sector or industry group, and at the lower end of their own historical valuation range.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund. The risks are described in alphabetical order and not in the order of importance or potential exposure.
Foreign Investment Risk—securities of or other investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.
Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.
Mid-Capitalization Stock Risk—the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Real Estate Industry Risk—investments in the Fund may be subject to many of the same risks as a direct investment in real estate; in addition, equity REITs may be affected by changes in the value of their underlying properties.
Sector Risk—companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. To the extent the Index is exposed substantially to certain sectors of the market, such as the financial services sector, the Fund will also be subject to the risks of that sector or sectors. Unique risks of the financials sector include, but are not limited to, government regulation uncertainty, yield curve fluctuation, asset flow fluctuation, and capital market fluctuations.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.
The performance information for the Fund’s Investor Class shares (formerly Class A shares of the Fund, which were renamed Investor Class shares on December 1, 2012) for periods prior to December 1, 2012 does not reflect the impact of the front end and deferred sales charges (loads) that were in effect until December 1, 2012. Because the Fund’s Service Class shares have not operated for a full calendar year, performance history for this share class is not available. Service Class shares would have similar annual returns as Investor Class and Institutional Class shares because all of the classes are invested in the same portfolio of securities. However, Service Class shares are subject to different expenses than Investor Class and Institutional Class shares, and Service Class share performance would vary to that extent. To obtain updated performance information please visit www.amgfunds.com or call 800.835.3879.

AMG Funds	7

Summary of The Funds

Calendar Year Total Returns as of 12/31/12 (Instititutional Class)
Best Quarter: 17.49% (3rd Quarter 2009)
Worst Quarter: -25.05% (4th Quarter 2008)
Average Annual Total Returns as of 12/31/12
AMG Systematic Mid Cap Value Fund	1 Year	5 Years	Since Inception
Investor Class Return Before Taxes			12/21/06
	16.16%	2.59%	4.20%
Institutional Class Return Before Taxes			12/21/06
	16.39%	2.84%	4.46%
Institutional Class Return After Taxes on Distributions			12/21/06
	16.22%	2.53%	4.10%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares			12/21/06
	10.89%	2.36%	3.73%
Russell Midcap® Index (reflects no deduction for fees, expenses, or taxes)			12/21/06
	18.51%	3.79%	2.94%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only, and after-tax returns for Investor Class and Service Class shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadvisor
Systematic Financial Management, L.P.
Portfolio Managers
Ron Mushock
Managing Partner of Systematic; Lead Portfolio Manager of the Fund since 12/06.
D. Kevin McCreesh
Managing Partner and Chief Investment Officer of Systematic; Portfolio Manager of the Fund since 12/06.
Buying and Selling Fund Shares
Initial Investment Minimum
Investor Class
Regular Account: $2,000
Individual Retirement Account: $1,000
Service Class
Regular Account: $100,000
Individual Retirement Account: $25,000
Institutional Class
Regular Account: $1,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Investor Class and Service Class (all accounts): $100
Institutional Class (all accounts): $1,000
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadvisor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8	AMG Funds

Additional Information About the Funds

AMG Systematic Large Cap Value Fund
This Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Fund’s Subadvisor in managing the Fund, and also additional information about the Fund's expenses and performance.
ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
The Subadvisor sells a stock if:
—	The company’s financial position deteriorates;
—	The earnings outlook changes; or
—	There is a negative earnings surprise.
The Fund uses the Russell 1000® Index as a benchmark for measuring its performance and seeks investments in sectors of the market that correspond with those sectors currently represented in the Index.
Under normal circumstances, the Fund will invest at 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large-capitalization companies. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.
WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:
•	Looking to gain exposure to large-cap companies;
•	Seeking capital appreciation;
•	Diversifying investments that may be primarily held in small-cap companies; and
•	Willing to accept short-term volatility of returns.
ADDITIONAL INFORMATION ABOUT THE FUND'S EXPENSES AND PERFORMANCE
Under “Performance” in the summary section of the Fund’s prospectus, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index shown in the table. Effective as of December 1, 2012, the Fund renamed the Class A shares of the Fund as Investor Class shares. The information in the bar chart is for Institutional Class shares of the Fund. Investor Class shares would have similar returns as Institutional Class shares because both of the classes are invested in the same portfolio of securities. However, because Investor Class shares are subject to different expenses than Institutional Class shares, Investor Class share performance varies. The performance information for Investor Class shares of the Fund for periods prior to December 1, 2012 does not reflect the impact of the sales charges (loads) that were in effect until
December 1, 2012. The performance information also reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower.
PORTFOLIO MANAGERS
D. Kevin McCreesh
Managing Partner and Chief
Investment Officer of Systematic
& Lead Portfolio Manager
Ron Mushock
Managing Partner of Systematic
& Portfolio Manager
See “Fund Management” below for more information on the portfolio managers.

AMG Funds	9

Additional Information About the Funds

AMG Systematic Mid Cap Value Fund
This Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Fund’s Subadvisor in managing the Fund, and also additional information about the Fund's expenses and performance.
ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
The Subadvisor sells a stock if:
—	The company’s financial position deteriorates;
—	The earnings outlook changes; or
—	There is a negative earnings surprise.
The Fund uses the Russell Midcap® Index as a benchmark for measuring its performance and seeks investments in sectors of the market that correspond with those sectors currently represented in the Russell Midcap® Index. To the extent the Russell Midcap® Index is exposed substantially to certain sectors of the market, such as the financial services sector, the Fund will also be subject to the risks of that sector or sectors.
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in mid-capitalization companies. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.
WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:
•	Looking to gain exposure to mid-cap companies;
•	Diversifying investments that may be primarily held in small-cap or large-cap companies;
•	Willing to accept short-term volatility of returns; and
•	Seeking capital appreciation.
ADDITIONAL INFORMATION ABOUT THE FUND'S EXPENSES AND PERFORMANCE
Under “Fees and Expenses of the Fund” in the summary section of the Fund’s prospectus, Other Expenses for Service Class shares in the “Annual Fund Operating Expenses” table reflect estimates for the current fiscal year because Service Class shares commenced operations on December 1, 2012. Because Service Class shares are authorized to pay up to 0.10% in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Please see “Choosing A Share Class” for more information on the Fund’s shareholder servicing fees.
Under “Performance” in the summary section of the Fund’s prospectus, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index shown in the table. Effective as of December 1, 2012, the Fund renamed the Class A shares of the Fund as Investor Class shares and established one additional share class: Service Class shares. Because the Fund’s Service Class shares have not operated for a full calendar year, performance history for this share class is not available. The information in the bar chart is for Institutional Class shares of the Fund. Service Class and Investor Class shares would have similar returns as Institutional Class shares because all of the classes are invested in the same portfolio of securities. However, because Service Class and Investor Class shares are subject to different expenses than Institutional
PORTFOLIO MANAGERS
Ron Mushock
Managing Partner of Systematic
& Lead Portfolio Manager
D. Kevin McCreesh
Managing Partner and Chief
Investment Officer of Systematic
& Portfolio Manager
See “Fund Management” below for more information on the lead portfolio managers.

10	AMG Funds

Additional Information About the Funds

AMG Systematic Mid Cap Value Fund (CONTINUED)
Class shares, Service Class and Investor Class share performance varies. The performance information for Investor Class shares of the Fund for periods prior to December 1, 2012 does not reflect the impact of the sales charges (loads) that were in effect until December 1, 2012. The performance information also reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower.

AMG Funds	11

Additional Information About the Funds

Summary of the Funds’ Principal Risks
This section presents more detailed information about each Fund’s risks as described in the summary section of the Fund’s Prospectus. The Funds may not be subject to all of the risks below, and not all Funds invest in the types of instruments mentioned. Please see the summary section of each Fund’s Prospectus for a description of the Fund’s risks and the types of instruments in which the Fund invests. All Funds could be subject to additional risks because the types of investments they make and market conditions may change over time.
All investments involve some type and level of risk. There is the risk that you will lose money on your investment. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Funds. In addition, the Funds are subject to management risk because they are actively managed investment portfolios. To the extent the Funds’ Subadvisor uses quantitative analyses and/or models, any imperfections or limitations in such analyses and/or models could affect the ability of the Subadvisor to implement its strategies. In particular, these analyses and models may make simplifying assumptions that limit their efficacy, may appear to explain prior market data but fail to predict future market events, and may use data that is inaccurate and/or does not include the most recent information about a company or a security. The Funds’ Subadvisor will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that these will produce the desired result.
FOREIGN INVESTMENT RISK
(All Funds)
Investments in securities of foreign issuers (including those denominated in U.S. dollars), whether directly or indirectly in the form of American Depositary Receipts, stock index futures or similar instruments, involve additional risks different from those associated with investing in securities of U.S. issuers. There may be limited information available to investors, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. Different accounting, corporate governance, regulatory, and market systems may cause foreign securities to be more volatile. The value of foreign securities may be adversely affected by changes in the political or social conditions, confiscatory taxation, diplomatic relations, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries. Foreign securities trade with less frequency and volume than domestic securities and, therefore, may have greater price volatility. In addition, just as foreign markets may respond to events differently from U.S. markets, foreign securities can perform differently from U.S. securities.
LARGE-CAPITALIZATION STOCK RISK
(AMG Systematic Large Cap Value Fund)
Large-capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Also, large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions. For these and other reasons, a fund that invests in large-capitalization companies may underperform other stock funds (such as funds that focus on the stocks of small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.
MARKET RISK
(All Funds)
Market prices of investments held by a Fund may fall rapidly or unpredictably and will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Equity investments generally have greater price volatility than fixed income investments.
MID-CAPITALIZATION STOCK RISK
(All Funds)
The stocks of mid-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. A fund that invests in mid–capitalization companies may underperform other stock funds (such as large-company stock funds) when stocks of mid–capitalization companies are out of favor.
REAL ESTATE INDUSTRY RISK
(All Funds)
The stock prices of companies in the real estate industry are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws that could negatively affect their value. These factors may reduce the value of the Fund's investments in REITs and the real estate industry.
SECTOR RISK
(All Funds)
Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events. As a result, a Fund’s performance could be more volatile than the performance of a fund that is more diversified across industry sectors. Investments in the financials services sector currently, and will likely in the future, comprise a significant portion of the Fund’s portfolio. This is consistent with the Fund’s benchmark, which historically has at least a 20% allocation to the financials services sector. Unique risks of the financials services sector include, but are not limited to, government regulation uncertainty, yield curve fluctuation, asset flow fluctuation, and capital market fluctuations.

12	AMG Funds

Additional Information About the Funds

Summary of the Funds’ Principal Risks (CONTINUED)
VALUE STOCK RISK
(All Funds)
Value stocks present the risk that a stock may decline or never reach what a Subadvisor believes is its full market value, either because the market fails to recognize what the Subadvisor considers to be the company’s true business value or because the Subadvisor’s assessment of the company’s prospects is wrong. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value stocks may underperform growth stocks during given periods.
Other Important Information About the Funds and their Investment Strategies and Risks

In addition to the principal investment strategies described in this Prospectus, the Funds may also make other types of investments, and, therefore, may be subject to other risks. Some of these risks are described in the Funds' Statement of Additional Information dated July 1, 2013, as supplemented from time to time (the “SAI”).
INVESTMENT OBJECTIVES
Each Fund’s investment objective may be changed without shareholder approval and without prior notice.
TEMPORARY DEFENSIVE MEASURES
From time to time, each Fund may invest a portion of its assets in money market securities, cash, or cash equivalents as a temporary defensive measure. These temporary defensive measures may be inconsistent with each Fund’s investment objective and principal investment strategies. Each Fund may not be able to achieve its stated investment objective while taking these defensive measures.
PORTFOLIO TURNOVER
As described in the summary section of each Fund’s Prospectus, each Fund may sell any security when it believes the sale is in the Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase the portfolio turnover. A portfolio turnover rate greater than 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the previous one-year period. Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase your tax liability.
PORTFOLIO HOLDINGS
A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds' SAI, which is available on the Funds' website at www.amgfunds.com.
Fund Management

Each Fund is a series of AMG Funds, a Massachusetts business trust (the “Trust”). The Trust is part of the AMG Funds Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies. AMG Systematic Large Cap Value Fund has two classes of shares: Investor Class and Institutional Class. AMG Systematic Mid Cap Value Fund has three classes of shares: Investor Class, Service Class, and Institutional Class.
The Investment Manager, located at 800 Connecticut Avenue, Norwalk, Connecticut 06854, is a subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, Massachusetts 01965. The Investment Manager serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager also monitors the performance, security holdings, and investment strategies of Systematic, the Subadvisor of each Fund. AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, serves as the Funds’ distributor. Except for distribution and shareholder service (12b-1) fees, the Distributor receives no compensation from the Funds for its services as distributor.
Systematic has day-to-day responsibility for managing the Funds’ portfolios. Systematic, located at 300 Frank W. Burr Boulevard, Glenpointe East, 7th Floor, Teaneck, New Jersey 07666, was formed in 1982. AMG indirectly owns a majority interest in Systematic. As of March 31, 2013, Systematic had assets under management of approximately $11.3 billion.
AMG SYSTEMATIC Large Cap VALUE FUND
AMG SYSTEMATIC MID CAP VALUE FUND
Ron Mushock and D. Kevin McCreesh serve as portfolio managers for the Funds, jointly and primarily responsible for the day-to-day management of each Fund’s portfolio. Mr. McCreesh serves as the lead portfolio manager of the AMG Systematic Large Cap Value Fund and Mr. Mushock serves as the lead portfolio manager of the AMG Systematic Mid Cap Value Fund, with each Portfolio Manager working collaboratively with the other in the day-to-day activities of the Funds. Mr. Mushock joined Systematic in 1997 as a Senior Equity Analyst, has served as Portfolio Manager since 2000, and was elected a Managing Partner of Systematic in 2005. Mr. McCreesh, as Managing Partner and Chief Investment Officer for Systematic, has oversight responsibilities for all client portfolios. Mr. McCreesh has been a Senior Portfolio Manager with Systematic since 1996, and was promoted to Chief Investment Officer in 2004. A team of equity

AMG Funds	13

Additional Information About the Funds

Fund Management (CONTINUED)
analysts works closely with the Portfolio Managers in evaluating and selecting stocks for the Funds.
Additional information regarding other accounts managed by the Portfolio Managers, their compensation, and ownership of Fund shares is available in the Funds’ SAI.
ADDITIONAL INFORMATION
AMG Systematic Large Cap Value Fund and AMG Systematic Mid Cap Value Fund are each obligated by their investment management agreement to pay an annual management fee to the Investment Manager of 0.70% and 0.75% of its average daily net assets respectively. The Investment Manager, in turn, pays Systematic all or a portion of this fee for its services as Subadvisor for each Fund. In addition to the expense limitation for each Fund discussed under “Fees and Expenses of the Fund” above, from time to time in the future Systematic may waive all or a portion of its subadvisory fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of its management fee. Under its Investment Management Agreement with the Funds, the Investment Manager provides a variety of administrative services to the Funds. The Investment Manager receives compensation from Systematic for its administrative services to the Funds pursuant to a separate agreement between the Investment Manager and Systematic.
A discussion regarding the basis for the Board of Trustees approving the Investment Management Agreement with respect to the Funds between the Trust and the Investment Manager and the Subadvisory Agreements between the Investment Manager and Systematic is available in the Funds’ Semi-Annual Report to Shareholders for the period ended August 31.

14	AMG Funds

Shareholder Guide

Your Account
You may invest in the AMG Systematic Large Cap Value Fund by purchasing Investor Class or Institutional Class shares. You may invest in the AMG Systematic Mid Cap Value Fund by purchasing Investor Class, Service Class, or Institutional Class shares. Each class of shares is subject to different types and levels of expenses and minimum initial investment amounts, as described below.
The Investor Class shares of the Funds are subject to the expenses of a 12b-1 plan of distribution adopted by the Board of Trustees, and Service Class shares of the AMG Systematic Mid Cap Value Fund also bear shareholder servicing fees. Because each class bears fees and expenses in different amounts, the net asset value (the “NAV”) per share of the three classes may differ. Investor Class shares are expected to have lower total returns than Service Class shares and Institutional Class shares, and Service Class shares are expected to have lower total returns than Institutional Class shares. In all other material respects, the Investor Class, Service Class, and Institutional Class shares are the same, each share representing a proportionate interest in a Fund. Each class of shares is subject to a minimum initial investment amount, as described below.
Your purchase or redemption of Fund shares is based on each class’s share price. The price at which you purchase and redeem your shares is based on the NAV per share next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV per share of each class of shares of a Fund is equal to the class’s net worth (assets minus liabilities) divided by the number of shares outstanding for that class. The NAV for each class is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York time. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m.
Current net assets values per share for each Fund are available on the Funds’ website at www.amgfunds.com.
Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Foreign securities may trade on days when a Fund is not open for business, thus affecting the value of a Fund’s assets on days when Fund shareholders may not be able to buy or sell Fund shares.
FAIR VALUE POLICY
Each Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, a Fund investment will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. Each Fund may use the fair value of a portfolio investment to calculate its NAV in the event that the market quotation, price or market based valuation for the portfolio investment is not deemed to be readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances.
Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Under certain circumstances, on behalf of a Fund that invests primarily in international securities, the Investment Manager may adjust such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which a Fund calculates its NAV. The Board has also adopted a policy that securities held in a Fund that invests primarily in international securities and certain foreign debt obligations held by a Fund, in each case, that can be fair valued by the applicable fair value pricing service are fair) valued on each business day without regard to a “trigger” (e.g., without regard to invoking fair value based upon a change in an index exceeding a pre-determined level.
Each Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices of securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations.
Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager's determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which a Fund calculates its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments.
Each Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value.
An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Funds’ fair value procedures.

AMG Funds	15

Shareholder Guide

Choosing a Share Class
Investors may choose between three share classes when investing in the Funds:
•	Investor Class
•	Service Class
•	Institutional Class
Not all share classes are available for each Fund.
The classes differ in the way that they deal with Fund expenses. When choosing a share class, it is important to consider these three factors:
•	The amount you plan to invest;
•	Your investment objectives; and
•	The expenses and charges for the class.
We recommend that you discuss your investment goals and choices with your financial professional to determine which share class is right for you.
Investor Class Shares
All Funds
Effective as of December 1, 2012, former Class A shares of each Fund were renamed Investor Class shares of the Fund. Investor Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Investor Class’s NAV. Shareholders do not bear shareholder servicing fees for shareholder servicing provided by financial intermediaries, such as broker-dealers, banks, and trust companies. See “Investing
Through an Intermediary” on this page for more information on shareholder servicing fees paid to financial intermediaries. Shareholders of Investor Class shares pay distribution (12b-1) fees of 0.25%. See below for more information on 12b-1 fees.
service Class Shares
AMG Systematic Mid Cap Value Fund
Service Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Service Class’s NAV. Shareholders may bear shareholder servicing fees of up to 0.10% for shareholder servicing provided by financial intermediaries, such as broker-dealers, banks, and trust companies. See “Investing Through an Intermediary” on this page for more information on shareholder servicing fees paid to financial intermediaries. The Service Class shares do not pay distribution (12b-1) fees.
Institutional Class Shares
All Funds
Institutional Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Institutional Class’s NAV. Shareholders do not bear shareholder servicing fees for shareholder servicing provided by financial intermediaries, such as broker-dealers, banks and trust companies. See “Investing Through an Intermediary” on this page for more information on shareholder servicing fees paid to financial intermediaries. The Institutional Class shares do not pay distribution (12b-1) fees.
Investing Through an Intermediary

If you invest through a third party such as a bank, broker-dealer, trust company, or other financial intermediary, rather than directly with the Funds, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in this Prospectus. The Funds may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and may pay fees to these firms in return for shareholder servicing provided by these programs. The shareholder servicing fees are paid out of the assets of the Investor Class and Service Class shares of the Funds, as applicable, and Institutional Class shares of the AMG Systematic Mid Cap Value Fund on an ongoing basis and will increase costs to shareholders who invest in such share classes.
These payments may provide the intermediary with an incentive to favor sales of shares of a Fund over other investment options.
The Investment Manager and/or the Distributor may pay compensation (directly and not as an expense of a Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of a Fund over other investment options. Any such payments will not change the NAV or the price of a Fund’s shares.
Distribution and Service (12b-1) Fees

The Funds have adopted a Distribution and Service Plan (12b-1 Plan) for Investor Class shares that allows the Funds to pay fees for selling and distributing their shares and for providing service to shareholders. The 12b-1 fees are paid to the Distributor to cover Investor Class sales, marketing, and promotional expenses. Because 12b-1 fees are deducted from a class’s net assets on an ongoing

16	AMG Funds

Shareholder Guide

Distribution and Service (12b-1) Fees (CONTINUED)
basis, they increase the cost of your investment the longer you hold it and will result in lower total returns and may end up costing you more than other types of sales charges.
Transaction Policies

OPENING YOUR ACCOUNT
You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the Funds with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.
BUYING AND SELLING Fund SHARES
You may buy shares of the Funds once you set up an account. You also may buy additional shares or sell your shares any day that the NYSE is open for business. When you buy or sell Fund shares, the price is the NAV per share that is calculated after we receive your order in proper form. Each fund's NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York time.
PROCESSING ORDERS
If you sell shares in the Funds, the Funds will send your check to the address we have on file for your account. A request to send a check to any other address or a third-party requires a signature medallion guarantee. If the sale of your shares follows a purchase by check, the Funds may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared. Automated Clearing House (“ACH”) transactions are also subject to a 15 calendar day holding period.
INVESTMENT MINIMUMS
Your cash investments in the Funds must be in U.S. dollars. We do not accept third-party or “starter” checks.
	Initial Investment	Additional Investments
AMG Systematic Large Cap Value Fund AMG Systematic Mid Cap Value Fund
• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$1,000	$100

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and Trustees of the Trust and other funds of the AMG Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-law, sisters/brothers-in-law, daughters/sons-in-law, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, a Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

AMG Funds	17

Shareholder Guide

How to Buy or Sell Shares

	If you wish to open an account and buy shares*...	If you wish to add shares to your account*...	If you wish to sell shares*,†…
Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional
On your own: By mail	Complete the account application, then mail the application and a check payable to AMG Funds to: AMG Funds c/o BNY Mellon Investment Servicing (US) Inc. PO Box 9769 Providence, RI 02940-9769	Send a letter of instruction and a check payable to AMG Funds to:
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
PO Box 9769
Providence, RI 02940-9769
(Include your account number and
fund name on your check)	Write a letter of instruction containing:
• Name of the Fund
• Dollar amount or number of
shares you wish to sell
• Your name
• Your account number
• Signatures of all account owners
Mail your letter to:
AMG Funds
c/o BNY Mellon Investment
Servicing (US) Inc.
PO Box 9769
Providence, RI 02940-9769
By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4539	If you elected telephone redemption privileges on your account application, call us at 800.548.4539. Telephone redemptions are available only for redemptions of less than $50,000 for Investor Class and Service Class shares and $250,000 for Institutional Class shares
Over the Internet	Not available	If your account has already been established and ACH banking instructions are on file, go to our website at www.amgfunds.com	Go to our website at
www.amgfunds.com. Internet redemptions are available only for redemptions of less than $50,000 for Investor Class and Service Class shares and $250,000 for Institutional Class shares
By bank wire	Not available	Call us at 800.548.4539 for instructions	Available if bank wire instructions are on file for your account
*	Please indicate which class of shares you are buying or selling when you place your order.
†	Redemptions of $50,000 or more for Investor Class and Service Class shares and $250,000 or more for Institutional Class shares require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee program recognized by the Securities Transfer Association (“STA”). Telephone and Internet redemptions are available only for redemptions that are below $50,000 for Investor Class and Service Class shares and below $250,000 for Institutional Class shares.

18	AMG Funds

Shareholder Guide

How to Buy or Sell Shares (CONTINUED)
OTHER PURCHASE INFORMATION
Subject to the approval of the Trust and in accordance with the Trust’s policies and procedures, an investor may purchase shares of a Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable and determined in accordance with the Trust’s valuation policies. These transactions will be effected only if the Investment Manager or the Subadvisor intends to retain the security in a Fund as an investment. Assets purchased by a Fund in such transactions will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.
SIGNATURE GUARANTEE
If you are selling $50,000 or more worth of Investor Class or Service Class shares or $250,000 or more worth of Institutional Class shares, you will need to provide a Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareholders added protection because it guarantees that the person who signs the transaction request is the actual shareholder or legally authorized representative.
We accept medallion imprints only from a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.
UNAUTHORIZED TRANSACTIONS
The Funds are not responsible for any losses due to unauthorized transactions as long as the Funds follow reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the Funds at 800.548.4539 for instructions.
LIMITATIONS ON THE FUNDS
The Funds may restrict or limit certain transactions, including, but not limited to, the following examples:
•	Redeem your account if (i) its value falls below $500 for Investor Class or Service Class shares (or $25,000 for Institutional Class shares) due to redemptions you make, or (ii) is below $100, but not until after the Fund gives you at least 60 days’ notice and the opportunity to increase your account balance to the minimum account balance amount;
•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the Securities Exchange Commission restricts trading;
•	Change the minimum required investment amounts;
•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;
•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash;
•	Refuse a buy order for any reason, including your failure to submit a properly completed application;
•	Refuse an exchange request for any person or group if a Fund determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” on this page) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and
•	End or limit the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales.
FREQUENT TRADING POLICY
The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Funds. Frequent trading may result from an effort by a shareholder to engage in “market timing.” These activities may disrupt management of the Funds' portfolios, increase the Funds' expenses, and have a negative impact on the Funds' performance. There may be additional risks due to frequent trading activities. As described previously, the Funds have adopted procedures to minimize these risks.
Monitoring Trades
To help prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Funds' transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the AMG Funds family, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies the Funds' transfer agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.
Limiting Trades
The Funds may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the Funds and their shareholders. Transactions accepted by a financial intermediary that violate the Funds' frequent trading policies are not considered to be acceptable by the Funds, and the Funds may reject them on the next business day after the financial intermediary has received them.

AMG Funds	19

Shareholder Guide

How to Buy or Sell Shares (CONTINUED)
Although the Funds use reasonable efforts to prevent market timing activities in the Funds, their efforts may not always succeed. For example, although the Funds strive to apply these policies and procedures uniformly to all accounts, the Funds receive certain purchase, exchange, and redemption orders through financial intermediaries that maintain omnibus accounts with the Funds. Although the Funds have attempted to put safeguards in place to ensure that financial intermediaries have implemented procedures designed to deter market timing, the Funds' ability to detect frequent trading activities by investors who hold shares through omnibus accounts at financial intermediaries will still be limited by the ability of the Funds and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.
Investor Services

AUTOMATIC INVESTMENTS
You may arrange to make automatic deductions at regular intervals from a designated bank account.
AUTOMATIC REINVESTMENT PLAN
This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the Funds.
AUTOMATIC REDEMPTIONS
With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Funds will complete the redemption on the next business day.
RETIREMENT PLANS
You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.
EXCHANGE PRIVILEGES
To enhance your investment flexibility, we allow you to exchange your shares of the Funds for the same class of shares of other funds managed by the Investment Manager or for shares of other funds managed by the Investment Manager that are not subject to a sales charge (load), subject to the applicable investment minimum. Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition to exchanging into funds offered by the Investment Manager described above, you also may exchange your shares of the Funds through the Investment Manager for shares in the Agency Share Class of the JPMorgan Liquid Assets Money Market Fund (the “JPMorgan Fund”).
In addition, the following restrictions apply:
•	Except for the JPMorgan Fund, the value of the shares exchanged must meet the minimum purchase requirement of the fund and class for which you are exchanging them. There is no minimum purchase requirement to exchange into the JPMorgan Fund.
•	There is no fee associated with the exchange privilege; however, your exchange may result in tax consequences. For details, see “Taxability of Transactions” below.
•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.
You can request your exchange in writing, by telephone (if elected on the application), by Internet, or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.
Be sure to read the prospectus of any fund that you are considering for an exchange. Subject to the restrictions above, when you purchase a fund’s shares by exchange, the same terms and conditions that apply to any new investment in that fund also apply to the exchange. The Funds may discontinue, alter, or limit the exchange privileges at any time, subject to applicable law.
ACCOUNT STATEMENTS
The Funds will send you quarterly and yearly statements with details about your account activity. The Funds will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from your account. In addition, you will receive a confirmation after each trade execution.
COST BASIS REPORTING
Upon the redemption or exchange of your shares in a Fund, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally will be required to provide you and the IRS with cost basis information. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please see www.amgfunds.com or contact the Funds at 800.548.4539, or consult your financial intermediary as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.
DIVIDENDS AND DISTRIBUTIONS
The Funds normally declare and pay any income dividends and net capital gain distributions, if any, annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the Funds will do this automatically unless you request otherwise. You may also change your election any time by giving the Funds written notice at least 10 days before the scheduled payment date.

20	AMG Funds

Shareholder Guide

Investor Services (CONTINUED)
CHANGES TO YOUR ACCOUNT
The Funds will mail correspondence and other materials to the address on file for you. Please notify the Funds immediately of any changes to your address or to other information that might affect your account.
Certain Federal Income Tax Information

The following tax information is a general summary of certain U.S. federal income tax consequences applicable to an investment in the Funds under the Internal Revenue Code of 1986, as amended and as in effect as of the date of this Prospectus. A more detailed tax discussion is provided in the SAI. The Funds do not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, tax-deferred retirement plans, broker-dealers, and foreign persons, each of whom may qualify for special treatment under U.S. federal income tax laws. You should consult a tax advisor about the U.S. federal, state, local, and foreign tax consequences to you of your investment in the Funds based on your particular circumstances.
Each Fund has elected and intends to qualify and be treated each taxable year as a regulated investment company. A regulated investment company is not subject to tax at a corporate level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.
TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS
For U.S. federal income tax purposes, distributions of investment income, whether reinvested or taken as cash, are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long each Fund owned or is considered to have owned the investments that generated them, rather than how long you have owned your shares.
•	Distributions from the sale of investments that a Fund owns or is considered to have owned for more than one year and that are properly reported by the Fund as capital gain dividends are treated as long-term capital gains includible in your net capital gain and taxed to individuals at reduced rates.
•	Distributions from the sale of investments that a Fund owns or is considered to have owned for one year or less are taxable to you as ordinary income.
•	Properly reported distributions of “qualified dividend income” are taxable to you at the rate that applies to net capital gains, provided that both you and such distributing Fund meet certain holding period and other requirements.
•	A 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends, and net capital gains recognized on the sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.
•	Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional shares.
Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws are not taxable. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. You should consult your tax advisor to determine the suitability of a Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.
TAXABILITY OF TRANSACTIONS
Any gain or loss that results from the sale, exchange (including an exchange of a Fund's shares for shares of another fund) or redemption of your shares will be treated generally as capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.
A Fund’s investments in foreign securities, if any, may be subject to foreign withholding taxes. In that case, the Fund’s return on those securities would generally be decreased. You will generally not be entitled to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund. However, if more than 50% of the value of a Fund’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it pays. If this election is made, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal U.S. income tax return, subject to certain limitations.

AMG Funds	21

Shareholder Guide

Certain Federal Income Tax Information (CONTINUED)
TAX WITHHOLDING
To avoid back-up withholding of U.S. income taxes on distributions or sale proceeds, federal law requires you to:
•	Provide your Social Security Number (“SSN”) or other taxpayer identification number (“TIN”);
•	Certify that your SSN or TIN is correct; and
•	Certify that you are not subject to back-up withholding.
In addition, the Funds must also withhold taxes on distributions and sale proceeds if the IRS notifies the Funds that the SSN or TIN you provided is incorrect, or the IRS notifies the Funds that you have failed to properly report certain interest and dividend income.

22	AMG Funds

Financial Highlights

The following Financial Highlights tables are intended to help you understand the Funds’ financial performance for the past five fiscal years (or since inception). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund assuming reinvestment of all dividends and distributions. The information below is derived from the Funds’ Financial Statements, and has been audited by PricewaterhouseCoopers LLP, whose report is included in the Funds’ Annual Report, which is available upon request.
AMG Systematic Large Cap Value Fund Investor Class	For the fiscal year ended
	February 28, 2013*	February 29, 2012	February 28, 2011	February 28, 2010	February 28, 2009
Net Asset Value, Beginning of Year	$10.05	$10.47	$8.46	$5.54	$10.74
Income from Investment Operations:
Net investment income	0.13 [3,4]	0.10	0.04	0.05	0.13
Net realized and unrealized gain (loss) on investments	1.09 [3]	(0.43)	2.01	2.93	(5.22)
Total from investment operations	1.22	(0.33)	2.05	2.98	(5.09)
Less Distributions to Shareholders from:
Net investment income	(0.15)	(0.09)	(0.04)	(0.06)	(0.11)
Net Asset Value, End of Year	$11.12	$10.05	$10.47	$8.46	$5.54
Total Return[1]	12.21%	(3.04)%	24.22%	53.81%	(47.56)%
Ratio of net expenses to average net assets	1.02% [5]	1.03% [6]	1.09%	1.12%	1.12%
Ratio of net investment income to average net assets[1]	1.26% [5]	0.81%	0.37%	0.72%	1.67%
Portfolio turnover	101%	100%	132%	135%	165%
Net assets at end of year (000’s omitted)	$28,153	$28,911	$56,153	$64,147	$40,730
Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.15%	1.16%	1.15%	1.15%	1.18%
Ratio of net investment income to average net assets	1.13%	0.68%	0.31%	0.69%	1.61%

AMG Funds	23

Financial Highlights

AMG Systematic Large Cap Value Fund Institutional Class	For the fiscal year ended
	February 28, 2013	February 29, 2012	February 28, 2011	February 28, 2010	February 28, 2009
Net Asset Value, Beginning of Year	$10.06	$10.50	$8.48	$5.55	$10.77
Income from Investment Operations:
Net investment income	0.15 [3,4]	0.14	0.06	0.06	0.09
Net realized and unrealized gain (loss) on investments	1.09 [3]	(0.46)	2.02	2.95	(5.18)
Total from investment operations	1.24	(0.32)	2.08	3.01	(5.09)
Less Distributions to Shareholders from:
Net investment income	(0.17)	(0.12)	(0.06)	(0.08)	(0.13)
Net Asset Value, End of Year	$11.13	$10.06	$10.50	$8.48	$5.55
Total Return[1]	12.49% [12]	(2.87)%	24.58%	54.22%	(47.45)%
Ratio of net expenses to average net assets	0.77% [5]	0.78% [6]	0.84%	0.87%	0.87%
Ratio of net investment income to average net assets[1]	1.51% [5]	1.06%	0.63%	0.96%	2.01%
Portfolio turnover	101%	100%	132%	135%	165%
Net assets at end of year (000’s omitted)	$40,762	$42,766	$70,543	$58,486	$27,623
Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	0.90%	0.91%	0.90%	0.90%	0.93%
Ratio of net investment income to average net assets	1.38%	0.93%	0.57%	0.93%	1.95%

24	AMG Funds

Financial Highlights

	For the fiscal year ended
AMG Systematic Mid Cap Value Fund Investor Class	February 28, 2013*	February 29, 2012	February 28, 2011	February 28, 2010	February 28, 2009
Net Asset Value, Beginning of Year	$11.18	$11.91	$9.28	$6.08	$10.01
Income from Investment Operations:
Net investment income	0.11 [3,7]	0.07	0.01	0.04	0.07
Net realized and unrealized gain (loss) on investments	1.42 [3]	(0.33)	2.78	3.20	(3.95)
Total from investment operations	1.53	(0.26)	2.79	3.24	(3.88)
Less Distributions to Shareholders from:
Net investment income	(0.09)	(0.04)	(0.04)	(0.04)	(0.05)
Net realized gain on investments	—	(0.43)	(0.12)	—	—
Total distributions to shareholders	(0.09)	(0.47)	(0.16)	(0.04)	(0.05)
Net Asset Value, End of Year	$12.62	$11.18	$11.91	$9.28	$6.08
Total Return[1]	13.77%	(1.73)%	30.22%	53.36%	(38.82)%
Ratio of net expenses to average net assets	1.10% [8]	1.09% [9]	1.17%	1.20%	1.21%
Ratio of net investment income to average net assets[1]	0.94% [8]	0.66%	0.31%	0.68%	0.90%
Portfolio turnover	118%	114%	148%	171%	142%
Net assets at end of year (000’s omitted)	$32,654	$26,677	$22,534	$11,719	$5,171
Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.12%	1.13%	1.20%	1.24%	1.26%
Ratio of net investment income to average net assets	0.92%	0.62%	0.28%	0.64%	0.85%

AMG Funds	25

Financial Highlights

AMG Systematic Mid Cap Value Fund Service Class	For the fiscal period December 1, 2012 through February 28, 2013**
Net Asset Value, Beginning of Period	$11.57
Income from Investment Operations:
Net investment income	0.04 [3,7]
Net realized and unrealized gain on investments	1.17 [3]
Total from investment operations	1.21
Less Distributions to Shareholders from:
Net investment income	(0.12)
Net Asset Value, End of Period	$12.66
Total Return[1]	10.53% [10]
Ratio of net expenses to average net assets	0.86% [8,11]
Ratio of net investment income to average net assets[1]	1.51% [8,11]
Portfolio turnover	118%
Net assets at end of period (000’s omitted)	$11
Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	0.87% [11]
Ratio of net investment income to average net assets	1.50% [11]

26	AMG Funds

Financial Highlights

	For the fiscal year ended
AMG Systematic Mid Cap Value Fund Institutional Class	February 28, 2013	February 29, 2012	February 28, 2011	February 28, 2010	February 28, 2009
Net Asset Value, Beginning of Year	$11.22	$11.95	$9.30	$6.09	$10.03
Income from Investment Operations:
Net investment income	0.14 [3,7]	0.09	0.06	0.07	0.05
Net realized and unrealized gain (loss) on investments	1.42 [3]	(0.32)	2.78	3.20	(3.92)
Total from investment operations	1.56	(0.23)	2.84	3.27	(3.87)
Less Distributions to Shareholders from:
Net investment income	(0.12)	(0.07)	(0.07)	(0.06)	(0.07)
Net realized gain on investments	—	(0.43)	(0.12)	—	—
Total distributions to shareholders	(0.12)	(0.50)	(0.19)	(0.06)	(0.07)
Net Asset Value, End of Year	$12.66	$11.22	$11.95	$9.30	$6.09
Total Return[1]	14.00%	(1.49)%	30.63% [12]	53.75% [12]	(38.66)%
Ratio of net expenses to average net assets	0.85% [8]	0.84% [9]	0.92%	0.95%	0.96%
Ratio of net investment income to average net assets[1]	1.19% [8]	0.95%	0.57%	0.90%	1.19%
Portfolio turnover	118%	114%	148%	171%	142%
Net assets at end of year (000’s omitted)	$318,083	269,162	115,866	91,640	53,451
Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	0.87%	0.88%	0.95%	0.99%	1.01%
Ratio of net investment income to average net assets	1.17%	0.91%	0.54%	0.86%	1.14%
*	Effective at the close of business on November 30, 2012, all Class A shares were renamed Investor Class shares and Class C shares converted to Investor Class shares.
**	Commenced operations on December 1, 2012.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non- reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Note 1(c) of Notes to Financial Statements.)
[3]	Per share numbers have been calculated using average shares.
[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.12 and $0.14 for the Investor Class and Institutional Class, respectively.
[5]	Includes non-routine extraordinary expenses amounting to $2,752 or 0.009%, and $3,607 or 0.009% of average net assets for the Investor Class and Institutional Class, respectively.
[6]	Effective July 1, 2011, as described in the current prospectus, the Fund’s expense cap was reduced to 0.81% from 0.90%. The expense ratio shown reflects the weighted average expense ratio for the full fiscal year ended February 29, 2012.
[7]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.07, $0.00 and $0.10 for the Investor Class, Service Class and Institutional Class, respectively.
[8]	Includes non-routine extraordinary expenses amounting to $3,013 or 0.011%, or 0.012% and $28,755 or 0.010% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[9]	Effective July 1, 2011, as described in the current prospectus, the Fund’s expense cap was reduced to 0.87% from 0.99%. The expense ratio shown reflects the weighted average expense ratio for the full fiscal year ended February 29, 2012.
[10]	Not Annualized.
[11]	Annualized.
[12]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

AMG Funds	27

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How To Contact Us

AMG SYSTEMATIC LARGE CAP VALUE FUND
AMG SYSTEMATIC MID CAP VALUE FUND
INVESTMENT MANAGER AND ADMINISTRATOR
AMG Funds LLC
800 Connecticut Avenue
Norwalk, Connecticut 06854
203.299.3500 or 800.835.3879
SUBADVISOR
Systematic Financial Management, L.P.
300 Frank W. Burr Boulevard
Glenpointe East, 7th Floor
Teaneck, New Jersey 07666
DISTRIBUTOR
AMG Distributors, Inc.
800 Connecticut Avenue
Norwalk, Connecticut 06854
CUSTODIAN
The Bank of New York Mellon
2 Hanson Place
Brooklyn, New York 10286
LEGAL COUNSEL
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199-3600
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, Rhode Island 02940-9769
800.548.4539
TRUSTEES
Bruce B. Bingham
Christine C. Carsman
William E. Chapman, II
Edward J. Kaier
Kurt Keilhacker
Steven J. Paggioli
Richard F. Powers III
Eric Rakowski
Victoria Sassine
Thomas R. Schneeweis

AMG Funds	29

AMG Funds
Prospectus
July 1, 2013 (As revised April 28, 2014)

Where to find additional information
The Funds’ Statement of Additional Information (the “SAI”) contains additional information about the Funds and their investments. Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.
To request free copies of these materials or to make other inquiries, please contact the Funds:
•	By telephone: 800.835.3879
•	By mail: AMG Funds 800 Connecticut Avenue Norwalk, Connecticut 06854-2325
•	On the Internet: Electronic copies are available on our website at www.amgfunds.com
Information about the Funds, including the Funds’ current SAI and Annual and Semi-Annual Reports, is on file with the Securities and Exchange Commission (the “SEC”). The Funds’ SAI is incorporated by reference into (is legally part of) this Prospectus.
Reports and other information about the Funds are also available on the EDGAR database of the SEC’s website at http://www.sec.gov. You may obtain copies by electronic request, after paying a duplicating fee, via email to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520. You may also review and copy information about the Funds at the SEC’s Public Reference Room in Washington, D.C. For access to the Reference Room, call 202.551.8090.
© 2014 AMG Funds LLC
Investment Company Act Registration Number 811-09521

www.amgfunds.com

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense
P029-0414